UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 16, 2011

Aéropostale, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31314 (Commission File Number)	31-1443880 (IRS Employer Identification No.)
112 West 34th Street, 22nd Floor, New York, New York 10120
 (Address of principal executive offices, including Zip Code)

(646) 485-5410
 (Registrant’s telephone number, including area code)

Not applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 5.07  Submission of Matters to a Vote of Security Holders.

On June 16, 2011, Aéropostale, Inc. (the "Company") held its annual meeting of stockholders in New York, New York (the "Annual Meeting").  As of April 21, 2011, the Company's record date, there were a total of 80,723,152 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.  At the Annual Meeting, 71,993,729 or 89.18% of the shares of Common Stock entitled to vote were represented in person or by proxy and, therefore, a quorum was present.

The vote on proposals presented for stockholder vote at the Annual Meeting was as follows:

Proposal 1 — Election of Directors

Name	For	Withheld	Broker Non-Votes
Ronald R. Beegle	64,474,414	543,260	6,976,055
Robert C. Chavez	64,816,653	201,021	6,976,055
Michael J. Cunningham	64,009,396	1,008,278	6,976,055
Evelyn Dilsaver	64,472,619	545,055	6,976,055
Julian R. Geiger	63,855,946	1,161,728	6,976,055
John N. Haugh	64,818,910	198,764	6,976,055
Karin Hirtler-Garvey	64,471,678	545,996	6,976,055
John D. Howard	63,953,719	1,063,955	6,976,055
Thomas P. Johnson	64,639,020	378,654	6,976,055
David B. Vermylen	64,818,804	198,870	6,976,055

Based on the votes set forth above, the director nominees were duly elected.

Proposal 2 — Proposal to approve an extension of the term of our Amended and Restated 2002 Long-Term Incentive Plan.

	For	Against	Abstain	Broker Non-Votes
Long-Term Incentive Plan	48,351,376	16,347,545	318,753	6,976,055

Based on the votes set forth above, the extension of the term of our Amended and Restated 2002 Long-Term Incentive Plan was duly approved.

Proposal 3 — Advisory vote on executive compensation

	For	Against	Abstain	Broker Non-Votes
Executive Compensation	57,524,519	7,154,197	338,958	6,976,055

Based on the votes set forth above, the advisory vote on executive compensation was duly approved.

Proposal 4 — Advisory vote on frequency of votes on executive compensation

	1 Year	2 Years	3 Years	Abstain
Frequency of Votes on Executive Compensation	51,383,015	124,334	13,196,928	313,397

Based on the votes set forth above, the advisory vote on frequency of votes on executive compensation was approved for “1 year”.

Proposal 5 — Ratification of Appointment of Deloitte & Touche LLP as the Independent Registered Public Accounting Firm of the Company for the fiscal year ending January 28, 2012.

	For	Against	Abstain	Broker Non-Votes
Deloitte & Touche LLP	70,721,378	1,239,914	32,437	0

Based on the votes set forth above, the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 28, 2012 was duly ratified.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aéropostale, Inc.

/s/  Marc D. Miller
Marc D. Miller
Senior Vice President - Chief Financial Officer

Dated: June 17, 2011